Investments	12 Months Ended
Dec. 31, 2015
Investments [Abstract]
Investments
NOTE 9: INVESTMENTS
Investments consisted of the following (in thousands):

	December 31, 2015	December 28, 2014
Equity method investments	$1,668,316	$1,689,996
Cost method investments	20,868	18,238
Marketable equity securities	3,516	8,958
Total investments	$1,692,700	$1,717,192

Equity Method Investments—The Company’s equity method investments at December 31, 2015 included the following private companies:

Company	% Owned
CareerBuilder, LLC	32%
Dose Media, LLC	25%
Television Food Network, G.P.	31%
TKG Internet Holdings II LLC	43%

Income from equity investments, net reported in the Company’s Consolidated Statements of Operations consisted of the following (in thousands):

	2015	2014	2013
Income from equity investments, net, before amortization of basis difference	$201,207	$379,048	$243,528
Amortization of basis difference (1)	(54,248)	(142,335)	(98,287)
Income from equity investments, net	$146,959	$236,713	$145,241

(1)	Amortization of basis difference for the year ended December 28, 2014 includes $85 million related to the sale by CV of its Apartments.com business.
As discussed in Note 4, the carrying value of the Company’s investments was increased by $1.615 billion to a fair value aggregating $2.224 billion as of the Effective Date. Of the $1.615 billion increase, $1.108 billion was attributable to the Company’s share of theoretical increases in the carrying values of the investees’ amortizable intangible assets had the fair value of the investments been allocated to the identifiable intangible assets of the investees’ in accordance with ASC Topic 805. The remaining $507 million of the increase was attributable to goodwill and other identifiable intangibles not subject to amortization, including trade names. The Company amortizes the differences between the fair values and the investees’ carrying values of the identifiable intangible assets subject to amortization and records the amortization (the “amortization of basis difference”) as a reduction of income on equity investments, net in its Consolidated Statements of Operations. The identifiable net intangible assets subject to amortization of basis difference have a weighted average remaining useful life of approximately 16 years as of December 31, 2015.
Cash distributions from the Company’s equity method investments were as follows (in thousands):

	2015	2014	2013
Total cash distributions from equity investments (1)	$180,207	$370,310	$207,994

(1)
Cash distributions for the year ended December 28, 2014 included $160 million for the Company’s share of the proceeds from the sale by CV of its Apartments.com business. This distribution is presented as an investing activity in the Company’s Consolidated Statement of Cash Flows for the year ended December 28, 2014.

Certain distributions received from the Company’s investments in CareerBuilder, LLC (“CareerBuilder”) and CV in 2015, 2014 and 2013 exceeded the Company’s cumulative earnings in each of these equity investments or, in the case of the Apartments.com sale by CV, represented a discrete distribution from an investing activity. As a result, the Company determined that these distributions were a return of investment and, therefore, presented such distributions totaling $10 million in 2015, $181 million in 2014 and $54 million in 2013 as an investing activity in the Company’s Consolidated Statements of Cash Flows for 2015, 2014 and 2013. See below for further discussion on these distributions.
TV Food Network—The Company’s 31% investment in TV Food Network totaled $1.314 billion and $1.354 billion (as adjusted for the application of fresh-start reporting as described above) at December 31, 2015 and December 28, 2014, respectively. The Company recognized equity income from TV Food Network of $126 million in 2015, $122 million in 2014 and $96 million in 2013. The Company received cash distributions from TV Food Network totaling $164 million in 2015, $189 million in 2014 and $154 million in 2013.
TV Food Network owns and operates “The Food Network”, a 24-hour lifestyle cable television channel focusing on food and related topics. TV Food Network also owns and operates “The Cooking Channel”, a cable television channel primarily devoted to cooking instruction, food information and other related topics. TV Food Network’s programming is distributed by cable and satellite television systems.
On December 12, 2013, the Company and Scripps Networks Interactive, Inc. (“Scripps”), entered into a settlement agreement to resolve certain matters related to the calculation and amount of a management fee charged by Scripps to TV Food Network for certain shared costs for years 2011 and 2012 as well as to resolve the amount and methodology for calculating the management fee for years 2013 and 2014. As a result of the settlement, the Company received a distribution of $12 million in January 2014 related to previously calculated management fees for years 2011 and 2012. This distribution was reflected as an increase to income on equity investments, net in the Company’s Consolidated Statement of Operations for the year ended December 29, 2013.
The partnership agreement governing TV Food Network provides that the partnership shall, unless certain actions are taken by the partners, dissolve and commence winding up and liquidating TV Food Network upon the first to occur of certain enumerated liquidating events, one of which is a specified date of December 31, 2016. The Company would be entitled to its proportionate share of distributions to partners in the event of a liquidation, which the partnership agreement provides would occur as promptly as is consistent with obtaining fair market value for the assets of TV Food Network. The partnership agreement also provides that the partnership may be continued or reconstituted in certain circumstances.

CareerBuilder—The Company’s 32% investment in CareerBuilder totaled $331 million and $328 million at December 31, 2015 and December 28, 2014, respectively. The Company recognized equity income from CareerBuilder of $21 million in 2015, $39 million in 2014 and $28 million in 2013. The Company received cash distributions from CareerBuilder totaling $16 million in 2015, $14 million in 2014 and $29 million in 2013.
CareerBuilder is a global leader in human capital solutions, helping companies target, attract and retain talent. Its website, CareerBuilder.com, is a leading job website in North America. CareerBuilder also operates websites in the United States, Europe, Canada, Asia and South America.
Prior to the Publishing Spin-off, the Company recorded revenue related to CareerBuilder classified advertising products placed on affiliated digital platforms. Such amounts totaled of $24 million for 2014 and $44 million for 2013 and are included in income (loss) from discontinued operations, net of taxes.
Dose Media, LLC—On November 25, 2015, the Company acquired a 25% interest in Dose Media, LLC (“Dose Media”) for $15 million. Dose Media is a digital media company that owns and operates numerous websites, including Dose.com and OMGFacts.com whose proprietary predictive technology is designed to detect stories that generate significant viewership.
Classified Ventures—On October 1, 2014, the Company sold its entire 27.8% equity interest in CV to TEGNA. As part of the transaction, TEGNA acquired the equity interests of the other partners and thereby acquired full ownership of CV. CV was valued at $2.5 billion for purposes of the transaction and gross proceeds of $1.8 billion were paid to the selling partners at closing. The Company’s portion of the proceeds from the transaction was $686 million before taxes ($426 million after taxes), of which $28 million was held in escrow and paid in the fourth quarter of 2015. The Company’s pretax gain on the sale of CV recognized in the fourth quarter of 2014 was $372 million. Prior to closing, CV made a final distribution of all cash on hand from operations to the current owners. The Company’s portion of this final distribution was $6 million, which is in addition to estimated proceeds from the sale transaction. On April 2, 2015, the Company received an additional cash distribution of $8 million pursuant to CV’s collection of a contingent receivable, which is reflected as a non-operating gain in the Company’s Consolidated Statement of Operations for the year ended December 31, 2015.
On April 1, 2014, CV sold its Apartments.com business to CoStar Group, Inc. for $585 million in cash. The Company’s share of the proceeds from the transaction was approximately $160 million before taxes, which was distributed at closing. In connection with the sale, the Company recorded equity income of $72 million, net of amortization of basis difference of $85 million related to intangible assets of the Apartments.com business, in its Consolidated Statement of Operations for the year ended December 28, 2014.
The Company recognized equity income from CV of $77 million in 2014 and $23 million in 2013. The Company received cash distributions from CV totaling $166 million in 2014 and $25 million in 2013.
Prior to the Publishing Spin-off the Company recorded revenue related to CV classified advertising products placed on affiliated digital platforms. Such amounts totaled approximately $44 million for 2014 and $71 million for 2013 and are included in income (loss) from discontinued operations, net of taxes.
Summarized Financial Information—Summarized financial information for TV Food Network is as follows (in thousands):

	Fiscal Year
	2015	2014	2013
Revenues, net	$1,099,307	$1,070,671	$1,031,320
Operating income	$548,919	$534,477	$520,942
Net income	$561,657	$549,058	$511,235

	December 31, 2015	December 28, 2014
Current assets	$750,425	$708,988
Non-current assets	$173,513	$156,580
Current liabilities	$87,341	$63,257
Non-current liabilities	$541	$619

Summarized financial information for CareerBuilder, Dose Media and CV is as follows (in thousands):

	Fiscal Year
	2015	2014	2013
Revenues, net (1)(2)	$698,041	$1,063,321	$1,096,799
Operating income from continuing operations (1)(2)	$84,199	$147,165	$183,800
Net income (2)(3)	$80,280	$713,108	$224,052

(1)
Revenues and operating income that relate to CV include results through October 1, 2014 and are presented exclusive of discontinued operations related to Apartments.com, which was sold by CV on April 1, 2014. See above for further information.

(2) On November 25, 2015, the Company acquired a 25% interest in Dose Media. As results of operations from date of acquisition are not material to the Company, they are not included in the above table.
(3) Net income that relates to CV include results through October 1, 2014. See above for further information.

	December 31, 2015(1)(2)	December 28, 2014(1)
Current assets	$266,390	$200,006
Non-current assets	$459,718	$492,769
Current liabilities	$190,977	$201,517
Non-current liabilities	$24,745	$21,231
Redeemable non-controlling interest	$24,666	$20,470

(1)	Balance sheet information presented as of December 31, 2015 and December 28, 2014 does not include CV, which was sold by the Company on October 1, 2014. See above for further information.
(2) Balance sheet information as of December 31, 2015 includes Dose Media.
Other—Write-downs of investments, gains and losses on investment sales, and gains and losses from other investment transactions are included as non-operating items in the Company’s Consolidated Statements of Operations. There were no impairments recorded in 2015, 2014 or 2013. These investments constitute nonfinancial assets measured at fair value on a nonrecurring basis in the Company’s Consolidated Balance Sheet and are classified as Level 3 assets in the fair value hierarchy established under ASC Topic 820. See Note 11 for a description of the hierarchy’s three levels.
The Company does not guarantee any indebtedness or other obligations for any of its equity method investees.
Marketable Equity Securities—As further described in Note 2, on August 4, 2014, the Company completed the Publishing Spin-off and retained 381,354 shares of Tribune Publishing common stock, representing 1.5% of the outstanding common stock of Tribune Publishing. The Company classified the shares of Tribune Publishing common stock as available-for-sale securities. As of December 31, 2015, the fair value and cost basis of the Company’s investment in Tribune Publishing was $4 million and $0, respectively. As of December 31, 2015, the gross unrealized holding gain relating the Company’s investment in Tribune Publishing was $4 million and is reflected in accumulated other comprehensive (loss) income, net of taxes, in the Company’s Consolidated Balance Sheet. The Company has no current plans to sell its shares of Tribune Publishing.

Cost Method Investments—All of the Company’s cost method investments in private companies are recorded at cost, net of write-downs resulting from periodic evaluations of the carrying value of the investments. As of December 31, 2015, the Company’s cost method investments primarily consist of investments in New Cubs LLC (as defined and described below) and Taboola.com LTD (“Taboola”).
Chicago Cubs Transactions—On August 21, 2009, the Company and a newly-formed limited liability company, Chicago Entertainment Ventures, LLC (formerly Chicago Baseball Holdings, LLC), and its subsidiaries (collectively, “New Cubs LLC”), among other parties, entered into an agreement (the “Cubs Formation Agreement”) governing the contribution of certain assets and liabilities related to the businesses of the Chicago Cubs Major League Baseball franchise (the “Chicago Cubs”) owned by the Company and its subsidiaries to New Cubs LLC. The contributed assets included, but were not limited to, the Chicago Cubs Major League, spring training and Dominican Republic baseball operations, Wrigley Field, certain other real estate used in the business, and the 25.34% interest in Comcast SportsNet Chicago, LLC, which operates a local sports programming network in the Chicago area (collectively, the “Chicago Cubs Business”). On August 24, 2009, the Debtors filed a motion in the Bankruptcy Court seeking approval for the Company’s entry into the Cubs Formation Agreement and to perform all transactions necessary to effect the contribution of the Chicago Cubs Business to New Cubs LLC. On the same day, the Debtors announced that Tribune CNLBC, the principal entity holding the assets and liabilities of the Chicago Cubs, would commence a Chapter 11 case at a future date as a means of implementing the transactions contemplated by the Cubs Formation Agreement. On September 24, 2009, the Bankruptcy Court authorized the Debtors to perform the transactions contemplated by the Cubs Formation Agreement. On October 6, 2009, Major League Baseball announced unanimous approval of the transactions by the 29 other Major League Baseball franchises. Tribune CNLBC filed the CNLBC Petition on October 12, 2009, and the Bankruptcy Court granted Tribune CNLBC’s motion to approve the proposed contribution of the Chicago Cubs Business and related assets and liabilities to New Cubs LLC by an order entered on October 14, 2009. The transactions contemplated by the Cubs Formation Agreement and the related agreements thereto (the “Chicago Cubs Transactions”) closed on October 27, 2009. The Company and its contributing subsidiaries and affiliates received a special cash distribution of $705 million, retained certain accounts receivable and certain deferred revenue payments and had certain transaction fees paid on their behalf by New Cubs LLC. In total, these amounts were valued at approximately $740 million. The full amount of the special cash distribution, as well as collections on certain accounts receivable that Tribune CNLBC retained after the transaction, were deposited with Tribune CNLBC. Tribune CNLBC held the funds pending their distribution under a confirmed and effective Chapter 11 plan for the Company, Tribune CNLBC and their affiliates, or further order of the Bankruptcy Court. These funds were fully distributed to the Company’s creditors on the Effective Date.
As a result of these transactions, Ricketts Acquisition LLC (“RA LLC”) owns approximately 95% and the Company owns approximately 5% of the membership interests in New Cubs LLC. RA LLC has operational control of New Cubs LLC. The Company’s equity interest in New Cubs LLC is accounted for as a cost method investment and was recorded at fair value as of October 27, 2009 based on the cash contributed to New Cubs LLC at closing. During 2015, the Company made capital contributions to New Cubs LLC totaling $8 million and continues to maintain its membership interest of approximately 5%. The carrying value of this investment was $15 million at December 31, 2015 and $8 million at December 28, 2014.
The fair market value of the contributed Chicago Cubs Business exceeded its tax basis. The transaction was structured to comply with the partnership provisions of the IRC and related regulations. Accordingly, the distribution of the portion of the special distribution equal to the net proceeds of the debt facilities entered into by New Cubs LLC concurrent with the closing of these transactions did not result in an immediate taxable gain. The portion of the special distribution in excess of the net proceeds of such debt facilities is treated as taxable sales proceeds with respect to a portion of the contributed Chicago Cubs Business (see Note 14).
Concurrent with the closing of the transaction, the Company executed guarantees of collection of certain debt facilities entered into by New Cubs LLC. The guarantees are capped at $699 million plus unpaid interest. The guarantees are reduced as New Cubs LLC makes principal payments on the underlying loans. To the extent that payments are made under the guarantees, the Company will be subrogated to, and will acquire, all rights of the debt lenders against New Cubs LLC.
Newsday Transactions—On May 11, 2008, the Company entered into an agreement (the “Newsday Formation Agreement”) with CSC and NMG Holdings, Inc. to form a new limited liability company (“Newsday LLC”). On July 29, 2008, the Company consummated the closing of the transactions (collectively, the “Newsday Transactions”) contemplated by the Newsday Formation Agreement. Under the terms of the Newsday Formation Agreement, the Company, through Tribune ND, Inc. (formerly Newsday, Inc.) and other subsidiaries of the Company, contributed certain assets and related liabilities of the Newsday Media Group business (“NMG”) to Newsday LLC, and CSC contributed cash of $35 million and newly issued senior notes of Cablevision Systems Corporation (“Cablevision”) with a fair market value of $650 million to NHLLC. The fair market value of the contributed NMG net assets exceeded their tax basis due to the Company’s low tax basis in the contributed intangible assets. However, the transaction did not result in an immediate taxable gain because the transaction was structured to comply with the partnership provisions of the IRC and related regulations.
Concurrent with the closing of this transaction, NHLLC and Newsday LLC borrowed $650 million under a secured credit facility, and the Company received a special cash distribution of $612 million from Newsday LLC as well as $18 million of prepaid rent under two leases for certain facilities used by NMG and located in Melville, New York. Following the closing of the transaction, the Company retained ownership of these facilities. Borrowings under this facility are guaranteed by CSC and NMG Holdings, Inc., each a wholly-owned subsidiary of Cablevision and are secured by a lien on the assets of Newsday LLC and the assets of NHLLC, including $650 million of senior notes of Cablevision issued in 2008 and contributed by CSC. Prior to the sale of its remaining investment in NHLLC, as further described below, the Company indemnified CSC and NMG Holdings, Inc. with respect to any payments that CSC or NMG Holdings, Inc. made under their guarantee of the $650 million of borrowings by NHLLC and Newsday LLC under their secured credit facility. From the July 29, 2008 closing date of the Newsday Transactions through the third anniversary of the closing date, the maximum amount of potential indemnification payments (“Maximum Indemnification Amount”) was $650 million. After the third anniversary, the Maximum Indemnification Amount was reduced by $120 million. The Maximum Indemnification Amount was to be reduced each year thereafter by $35 million until January 1, 2018, at which point the Maximum Indemnification Amount was to be reduced to $0. The Maximum Indemnification Amount was $425 million at December 28, 2014. On September 2, 2015, the Company sold its 3% interest in NHLLC to CSC Holdings, LLC for $8 million and recognized a $3 million gain in connection with the sale. The Company’s remaining deferred tax liability of $101 million (as described in Note 14) became payable upon consummation of the sale. The tax payments were made in the fourth quarter of 2015. At the time of the sale, the Company was also released from all indemnification obligations related to the payments that CSC or NMG Holdings, Inc. are required to make under their guarantee of the $650 million of borrowings by NHLLC and Newsday LLC under their secured credit facility.
Variable Interest Entities—At December 31, 2015, the Company held variable interests, as defined by ASC Topic 810, in Topix (through its investment in TKG Internet Holdings II, LLC) and Las Olas LLC. At December 28, 2014, the Company held variable interests in Topix and Newsday LLC. See Note 1 for further discussion of the Company’s VIEs.